WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

Q U A R T E R L Y
R E P O R T

June 30, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $25,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended June 30, 2003.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

Dec. 23, 1988	$25,000	$—	$—	$25,000	—%
Dec. 31, 1988	24,847	—	169	25,016	—
Dec. 31, 1989	25,049	—	2,251	27,300	9.1
Dec. 31, 1990	25,579	30	4,153	29,762	9.0
Dec. 31, 1991	26,563	34	6,492	33,089	11.2
Dec. 31, 1992	26,393	33	8,491	34,917	5.5
Dec. 31, 1993	27,051	34	10,646	37,731	8.1
Dec. 31, 1994	24,901	32	11,907	36,840	-2.4
Dec. 31, 1995	27,117	34	15,497	42,648	15.8
Dec. 31, 1996	26,592	34	17,896	44,522	4.4
Dec. 31, 1997	27,290	35	21,047	48,372	8.6
Dec. 31, 1998	27,472	35	24,133	51,640	6.8
Dec. 31, 1999	26,080	33	26,001	52,114	0.9
Dec. 31, 2000	26,745	34	30,420	57,199	9.8
Dec. 31, 2001	27,583	35	34,358	61,976	8.4
Dec. 31, 2002	27,509	35	37,024	64,568	4.2
June 30, 2003	28,471	36	38,787	67,294	4.2	†

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended June 30, 2003, was 8.6%, 6.1% and 6.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $32, and the total amount of income distributions reinvested was $36,196.

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Return is for the period 1/1/03 through 6/30/03

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND

The chart below depicts the change in value of a $25,000 investment for the period March 31, 1993, through June 30, 2003 for the Fixed Income Fund as compared with the growth of the Lehman Brothers Intermediate U.S. Government/Credit Index during the same period. The Lehman Brothers Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Fixed Income Fund on March 31, 1993 would have been valued at $46,454 on June 30, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Fixed Income Fund	8.6%	6.1%	6.2%
Lehman Brothers U.S. Government/Credit Index	10.8%	7.6%	6.9%

This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND
June 30, 2003 – Quarterly Report

July 15, 2003

Dear Fellow Shareholder:

              The Fixed Income Fund’s total return for the second quarter of 2003 was +3.0%, which consisted of approximately +1.0% from net interest income (after deducting fees and expenses) and +2.0% from a combination of (both realized and unrealized) appreciation of our bonds and common/preferred positions. This brings our total return for the year to +4.2%.

              The table below summarizes total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one, five, and ten year periods.

	Average Annual Total Returns**
	1-Year	5-Years	10-Years

Fixed Income Fund	8.6%	6.1%	6.2%
Average Intermediate Investment Grade Fixed Income Fund*	10.0%	6.5%	6.4%

*	Source: Lipper Analytical Services

**	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

The following table and chart show a profile of our portfolio and asset allocation as of June 30:

Average Maturity	3.3 years
Average Duration	1.8 years
Average Coupon	4.1%
30-Day SEC Yield at 6-30-03	1.9%
Average Rating	AA

Market Commentary

              Bond yields declined further during the second quarter, helping supplement bond investors’ income (or coupon) returns with capital appreciation, since bond prices rise as interest rates decline. Our Fund also performed well during the quarter and most of our return resulted from appreciation (both realized and unrealized) of our investments.

              Economic news exhibited improvement during the quarter, albeit at a snail’s pace. While June’s unemployment rate (6.4%) was the highest in 10 years, manufacturing appears to be stabilizing, consumer spending and housing remain firm, and sentiment has improved (helped by strong, year-to-date stock market gains).

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              The Federal Reserve lowered short-term interest rates by 1/4 percent at the end of the quarter (marking the 13th time they have lowered the Fed Funds rate over the past 2 1/2 years). The Fed remains concerned about the possibility of deflation taking hold in the U.S. However, in its most recent statement it sounded more upbeat about economic fundamentals and felt the upside/downside risks to the economy were more balanced.

Portfolio Review

              The composition of our portfolio did not change much during the second quarter. However, some highlights are worth noting. Namely, we:

•	added two new corporate bonds to our portfolio;

•	invested in multi-coupon government agency debt with limited call provisions; and

•	had our investment in Redwood Trust preferred converted to common stock.

              During the quarter, we invested approximately 1% each in the bonds of Host Marriott and Six Flags (familiar companies to those who own our stock funds). Host Marriott is a real estate company that owns/invests in upscale and luxury full-service lodging properties, while Six Flags is the world’s largest operator of regional theme parks. Both companies are run by management teams we trust to judiciously deploy capital in the best interests of all stakeholders and our investment in these bonds provides a compelling return given the incremental risks specific to each company.

              We also invested in government agency debt that we believe provides solid defensive characteristics (especially given today’s low nominal interest-rate environment). Multi-coupon bonds with limited call provisions issued by government agencies (Fannie Mae, Freddie Mac, and the Federal Home Loan Bank) provide downside protection should interest rates rise. These high-quality bonds provide a market rate of interest until their pre-set call dates (ranging from a few months to a few years), after which the bonds cannot be called and the interest rate “steps up” to, at present, an above market rate until their maturity (less than 10 years). While callable bonds typically result in a heads I win – tails you lose proposition for the issuer of the bond, we feel these types of bonds result in more favorable risk/return profiles.

              Finally (but certainly not least important), we were required to convert our preferred investment in Redwood Trust into common shares during the quarter (on a 1-for-1 basis). Our Redwood investment has contributed significant incremental returns to our Fund’s performance over the past few years in the form of both a high current return from dividend payments plus appreciation from the convertible feature. It represents a prime example of our willingness to commit a portion of our portfolio to investments other than bonds, where the risk/reward characteristics are favorable. And while at today’s higher price, Redwood is less attractive than when we initially invested in the company, Redwood’s stable and growing dividend stream provides solid valuation support.

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Outlook

              While predicting the direction of interest rates remains a difficult, if not impossible, proposition, the risk/reward seems heavily stacked against bond investors from today’s interest rate levels. Consequently, it seems prudent to continue to position our portfolio in a defensive manner by maintaining a high cash/reserve position and keeping the average life and duration of our portfolio at historic lows (3.3 and 1.8 years, respectively).

              Duration is a good measure to use in evaluating the sensitivity of a bond or portfolio to changes in interest rates. Duration is an effective estimate of the price change one could expect from a given change in interest rates. For comparison purposes, the duration of our portfolio of 1.8 years as of June 30th, resembles that of a 2-year U.S. Treasury bond (which typically does not fluctuate much in price as interest rates change). The result is that our short duration will cause our portfolio to react much less to changes in interest rates, either up or down, than a portfolio whose duration is longer.

              This conservative approach may cause our Fund to under-perform should interest rates continue to decline. However, this approach should afford greater capital protection/preservation and give us the ability to invest on more favorable terms should interest rates rise.

              As always, we welcome your comments and questions.

Best regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities June 30, 2003 (Unaudited)

Rating	Face amount		Cost	Value

		CORPORATE BONDS — 21.5%
A	$1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	$999,003	$1,052,063
BBB	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,611	1,038,642
NR	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	256,250
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,065,343
NR	750,000	Century Communications Sr. Notes 9.5% 3/01/05*	774,066	487,500
BBB	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	599,041	640,484
BBB	1,000,000	Citizens Communications Co. 8.5% 5/15/06	994,040	1,160,714
BBB	1,000,000	Cox Communications, Inc. 7.75% 8/15/06	997,232	1,154,598
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	980,540	1,080,000
B	510,000	Six Flags, Inc. 9.75% 6/15/07	527,467	507,450
B+	500,000	HMH Properties, Inc. 7.875% 8/01/08	491,570	510,000
CCC+	1,000,000	Qwest Communications Intl. Sr. Notes 7.25% 11/01/08	907,499	920,000
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	501,766	586,586
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,022	1,033
A-	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,030,611	1,085,931

		Total Corporate Bonds	11,053,468	11,546,594

		MORTGAGE-BACKED SECURITIES — 7.9%
AAA	577	Freddie Mac 9.5% 9/01/03 (Estimated Average Life 0.2 years)	577	582
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class
		6.5% 1/15/27 (Estimated Average Life 0.2 years)	1,026,364	1,006,142
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class
		6.0% 11/15/23 (Estimated Average Life 0.3 years)	1,002,685	1,007,223
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class
		6.25% 1/15/28 (Estimated Average Life 0.4 years)	1,029,149	1,009,147
AAA	205,992	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 2.0 years)	205,777	216,716
AAA	1,000,000	Freddie Mac 5.0% 6/01/18 (Estimated Average Life 3.1 years)	1,037,049	1,034,052

		Total Mortgage-Backed Securities	4,301,601	4,273,862

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities, Continued

Rating	Face amount		Cost	Value

		TAXABLE MUNICIPAL BONDS — 2.9%
AAA	$325,000	Baltimore Maryland 7.25% 10/15/05	$326,665	$364,049
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	572,330
AA+	500,000	King County Washington 8.12% 12/01/16	597,549	604,740

		Total Taxable Municipal Bonds	1,424,214	1,541,119

		U.S. GOVERNMENT AND AGENCY SECURITIES — 24.8%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,199,594
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,215	558,168
AAA	1,000,000	Federal Home Loan Bank 4.0% 12/28/07	1,000,000	1,025,224
AAA	2,000,000	Fannie Mae 4.125% 4/28/10	2,000,000	2,061,640
AAA	1,000,000	Freddie Mac 2.125% 6/16/10	1,000,000	999,264
AAA	1,000,000	Federal Home Loan Bank 3.0% 6/30/10	1,000,000	997,500
AAA	3,000,000	U.S. Treasury Note 5.0% 8/15/11	3,088,378	3,366,096
AAA	1,000,000	Freddie Mac 5.50% 9/15/11	999,914	1,135,632
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,000,167	1,002,004

		Total U.S. Government and Agency Securities	12,588,674	13,345,122

	Shares or units

		COMMON STOCKS — 3.9%
	16,700	Hanover Capital Mortgage Holdings, Inc.	130,064	213,092
	46,600	Redwood Trust, Inc.	1,225,075	1,859,806

		Total Common Stocks	1,355,139	2,072,898

		CONVERTIBLE PREFERRED STOCKS — 1.2%
BBB	25,000	Citizens Communications Co. - Equity Units †	482,691	652,000

		NON-CONVERTIBLE PREFERRED STOCKS — 0.5%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	215,625	294,750

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities, Continued

Rating	Face amount or shares		Cost	Value

		SHORT-TERM SECURITIES — 36.6%
	2,663,787	Wells Fargo Government Money Market Fund	$2,663,787	$2,663,787
AAA	12,000,000	Federal Home Loan Bank Discount Notes
		due 8/06/03 to 9/15/03	11,981,764	11,981,609
AAA	5,000,000	U.S. Treasury Bill 7/03/03	4,999,680	4,999,800

		Total Short-Term Securities	19,645,231	19,645,196

		Total Investments in Securities	$51,066,643	53,371,541

		Other Assets Less Liabilities — 0.7%		372,792

		Total Net Assets — 100%		$53,744,333

		Net Asset Value Per Share		$11.55

*	Non-income producing

†	Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note, with a face amount of $625,000, due August 17, 2006 issued by Citizens Communications Co.

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WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
June 30, 2003 – Quarterly Report

July 15, 2003

Dear Fellow Shareholder:

              The yield on the Government Money Market Fund was mostly unchanged during the second quarter. As of June 30th, the 7-day and 30-day yields of our portfolio were both 0.6%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value.)

              Where’s the Beef? Or where did the whole number go?

              While the first line above was made famous by Wendy’s nearly a decade ago, money market investors might be having similar thoughts as they have watched yields on their investments plunge over the past 2 1/2 years. And while much has been written about the bear market in stocks, less has been written on the approximate 90% decline in yields on money market mutual funds over the same time period. Fractional returns (i.e. yields under 1%) are the order of the day for money market investors and are likely to remain that way for some time as steps are taken to jump start the economy. Alan Greenspan, the chairman of the Federal Reserve, recently summed up the desire of the Fed to keep short-term interest rates low when he said the Fed “stands ready to maintain a highly accommodative stance of policy for as long as it takes to achieve a return to satisfactory economic performance”.

              The good news in this otherwise dour commentary is that despite today’s unusually low nominal yields, the key role that money market funds, including ours, play within investors’ overall portfolios remains the same—a source of stability and liquidity. Keeping these objectives in mind should help investors maintain their investment discipline in the present interest rate environment where the temptation to assume more risk in search of higher returns may not be consistent with their investment objectives.

              If you have any questions about the mechanics of the Fund or our investment strategy, please call.

Best regards,

Thomas D. Carney Portfolio Manager

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WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Schedule of Investments in Securities June 30, 2003 (Unaudited)

Rating	Face amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 92.5%†
AAA	$11,000,000	Federal Home Loan Bank Discount Note 1.158% 7/02/03	$10,999,652
AAA	3,000,000	U.S. Treasury Bill 1.094% 7/03/03	2,999,821
AAA	7,000,000	U.S. Treasury Bill 0.993% 7/24/03	6,995,628
AAA	16,000,000	Federal Home Loan Bank Discount Note 1.154% 8/06/03	15,981,840
AAA	5,000,000	Federal Home Loan Bank Discount Note 1.144% 8/13/03	4,993,281
AAA	8,000,000	Federal Home Loan Bank Discount Note 0.864% 9/15/03	7,985,645

		Total U.S. Government and Agency Securities	49,955,867

	Shares

		SHORT-TERM SECURITIES — 6.8%
	3,659,623	Wells Fargo 100% Treasury Money Market Fund	3,659,623

		Total Investments in Securities (Cost $53,615,490)**	53,615,490
		Other Assets Less Liabilities — 0.7%	360,685

		Total Net Assets — 100%	$53,976,175

†	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

**	Cost is the same for Federal income tax purposes.

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Board of Directors
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

Officers
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President

Investment Adviser
  Wallace R. Weitz & Company

Distributor
  Weitz Securities, Inc.

Custodian
  Wells Fargo Bank Minnesota,
  National Association

Transfer Agent and Dividend Paying Agent
  Wallace R. Weitz & Company

Sub-Transfer Agent
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/29/03